Exhibit 99.1

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

TABLE OF CONTENTS

As of and for the Six Months Ended June 30, 2015

(In U.S. Dollars)

Combined and Consolidated Financial Statements

Combined and Consolidated Balance Sheets at June 30, 2015 (Unaudited) and December 31, 2014	2

Unaudited Combined and Consolidated Statements of Comprehensive Loss for the Six Months Ended June 30, 2015 and June 30, 2014	3

Unaudited Combined and Consolidated Statement of Changes in Shareholders’ Equity for the Six Months Ended June 30, 2015	4

Unaudited Combined and Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2015 and 2014	5

Notes to Financial Statements - Unaudited	6-13

VOLUTION IMMUNO PHARMACEUTICALS SA
AND AFFILIATE

COMBINED AND CONSOLIDATED BALANCE SHEETS
As of June 30, 2015 and December 31, 2014
(in U.S. Dollars)

	June 30, 2015	December 31, 2014
Assets	(Unaudited)

Current Assets:
Cash and cash equivalents	$201,444	$3,327,468
Prepaid expenses and other current assets	124,406	7,781
Total Current Assets	325,850	3,335,249

Patent Acquistion Costs, net	60,754	59,417
Total Assets	$386,604	$3,394,666

Liabilities and Shareholders' Equity

Current Liabilities:
Accounts payable	$1,000,110	555,528
Accounts payable - related party	-	39,236
Accrued expenses	155,676	42,999
Loans payable - shareholders	-	533,605
Total Current Liabilities	1,155,786	1,171,368

Commitments and Contingencies

Shareholders' Equity:

Share capital of CHF 1.00 par value
Authorized: 1,001,750 shares; Issued and outstanding: 1,001,750
at June 30, 2015 and December 31, 2014	1,027,866	1,027,866
Additional paid-in capital	12,628,432	12,628,432
Accumulated other comprehensive income	91,155	46,081
Accumulated deficit	(14,516,635)	(11,479,081)
Total Shareholders' Equity	(769,182)	2,223,298
Total Liabilities and Shareholders' Equity	$386,604	$3,394,666

See notes to combined and consolidated financial statements.

2

VOLUTION IMMUNO PHARMACEUTICALS SA
AND AFFILIATE

COMBINED AND CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - UNAUDITED
For the Six Months Ended June 30, 2015 and June 30, 2014
(in U.S. Dollars)

	Six Months Ended
	June 30, 2015	June 30, 2014

Operating Expenses:
Research and development costs	$2,556,130	377,390
General and administrative expenses	410,512	218,741
Total Operating Expenses	2,966,642	596,131
Loss from Operations	(2,966,642)	(596,131)

Other Income (Expense):
Interest income	-	85
Exchange loss	(37,623)	(9,902)
Interest expense	(7,169)	(4,665)
Other expenses	(26,120)	-
Total Other Income (Expense)	(70,912)	(14,482)

Loss before Income Taxes	(3,037,554)	(610,613)

Income Taxes	-

Net Loss	(3,037,554)	(610,613)

Other Comprehensive Income (Loss):
Foreign Currency Translation Adjustment	45,074	10,142

Comprehensive Loss	$(2,992,480)	$(600,471)

Earnings per common share (basic and diluted)	$(0.004)	$(0.008)

Weighted average common shares (basic and diluted)	722,345,600	72,763,720

See notes to combined and consolidated financial statements.

3

VOLUTION IMMUNO PHARMACEUTICALS SA
AND AFFILIATE

COMBINED AND CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY - UNAUDITED
As of and for the Six Months Ended June 30, 2015
(in U.S. Dollars)

				Accumulated
			Additional	Other
	Share Capital		Paid-in	Comprehensive	Accumulated
	Shares	Amount	Capital	Income	Deficit	Total

Shareholders' Equity, January 1, 2015	1,001,750	$1,027,866	$12,628,432	$46,081	$(11,479,081)	$2,223,298

Comprehensive Income (Loss)	-	-	-	45,074	(3,037,554)	$(2,992,480)

Shareholders' Equity, June 30, 2015	1,001,750	$1,027,866	$12,628,432	$91,155	$(14,516,635)	$(769,182)

See notes to combined and consolidated financial statements.

4

VOLUTION IMMUNO PHARMACEUTICALS SA
AND AFFILIATE

COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
As of and for the Six Months Ended June 30, 2015 and June 30, 2014
(in U.S. Dollars)

	Six Months Ended
	June 30, 2015	June 30, 2014
Cash Flows from Operating Activities:
Net loss	$(3,037,554)	(610,613)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation	1,631	1,891
Changes in operating assets and liabilities:
Decrease (increase) in assets:
Prepaid expenses and other assets	(112,610)	(2,570)
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	462,512	167,306
Total adjustments	351,533	166,627
Net Cash Used in Operating Activities	(2,686,021)	(443,986)

Cash Flows from Financing Activities:
Repayments of shareholder loans	(508,713)
Proceeds from issuance of shares		237,090
Proceeds from stock subscription		112,300
Net Cash (Used in) Provided by Financing Activities	(508,713)	349,390

Effect of Exchange Rates on Cash and Cash Equivalents	68,710	9,200

Net Increase in Cash and Cash Equivalents	(3,126,024)	(85,396)
Cash and Cash Equivalents, beginning	3,327,468	553,654
Cash and Cash Equivalents, end	$201,444	$468,258

Supplemental Disclosures of Cash Flow Information:
Cash paid during the year for:
Interest	$2,636	$12

See notes to combined and consolidated financial statements.

5

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COmbined and consolidated Financial Statements - unaudited

June 30, 2015

(in U.S. Dollars)

NOTE 1 - Nature of Business and Basis of Presentation

Volution Immuno Pharmaceutical SA (the "Company"), was incorporated in Switzerland as a private limited company and commenced business operations on October 9, 2013.

The Company is a clinical stage biotechnology company, and is focused on developing anti-complement and anti-inflammatory molecules as treatments for a wide range of rare and orphan conditions in the autoimmune and inflammatory diseases sectors.

On October 23, 2013, Varleigh Immuno Pharmaceuticals Ltd (“Varleigh”), a UK limited company, transferred its drug rights patent to vasoactive amine binding molecules to the Company in exchange for a payment of approximately $107,000, (GBP 65,000), which was the carrying value of the patents in accordance with local accounting standards.

The Company is subject to a number of risks similar to those of clinical stage companies, including dependence on key individuals, uncertainty of product development and generation of revenues, dependence on outside sources of capital, risks associated with clinical trials of products, dependence on third-party collaborators for research operations, need for regulatory approval of products, risks associated with protection of intellectual property, and competition with larger, better-capitalized companies. Successful completion of the Company’s development program and, ultimately, the attainment of profitable operations is dependent upon future events, including obtaining adequate financing to fulfill its development activities and achieving a level of revenues adequate to support the Company’s cost structure. There are no assurances that the Company will be able to obtain additional financing on favorable terms, or at all or successfully market its products.

NOTE 2 – Liquidity Risks

The Company has operated at a loss since its inception and has had no revenues. The Company anticipates that losses will continue for the foreseeable future. At June 30, 2015, the Company had $201,444 of cash and cash equivalents available to fund future operations.

The Company to date has financed its operations primarily through the equity and debt financing of its shareholders. The Company will continue to be dependent upon such sources of funds until it is able to generate positive cash flows from its operations.

As discussed in Note 9, on September 18, 2015, the Company was acquired by Celsus Therapeutics and closed a private placement financing and the Company received proceeds in the amount of $75 million, which is sufficient to fund operations for the next twelve months from the date of this report.

NOTE 3 - Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”).

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VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COmbined and consolidated Financial Statements - unaudited

June 30, 2015

(in U.S. Dollars)

NOTE 3 - Summary of Significant Accounting Policies (cont.)

Principles of Combination and Consolidation - The combined financial statements include the accounts of the Company, its subsidiary Volution Immuno Pharmaceuticals UK and Varleigh Immuno Pharmaceuticals Ltd., which was dissolved on September 12, 2014.

All intercompany transactions have been eliminated.

Foreign Currency — The functional currency of the Company was Swiss Francs, as that is was the primary economic environment in which the Company operated. The functional currency of Varleigh was the British Pound.

The reporting currency of the Company is U.S. Dollars. The Company translated its non-U.S. operations’ assets and liabilities denominated in foreign currencies into U.S. dollars at current rates of exchange as of the balance sheet date and income and expense items at the average exchange rate for the reporting period. Translation adjustments resulting from exchange rate fluctuations are recorded as foreign currency translation adjustments, a component of accumulated other comprehensive income. Gains or losses from foreign currency transactions are included in other expense (income), net.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that may affect the reported amounts of assets, liabilities, equity, revenue, expenses and related disclosure of contingent assets and liabilities. Management’s estimates and judgments include assumptions used in the impairment and useful lives of intangible assets, accrued liabilities, deferred income taxes and various other assumptions that are believed to be reasonable under the circumstances. Actual results may differ from those estimates under different assumptions or conditions.

Fair Value Measurements - The carrying amounts of financial instruments, including cash and cash equivalents, accounts payable, and loans payable shareholders approximate fair value due to their short-term maturities.

Cash and Cash Equivalents - The Company considers all highly-liquid investments with original maturities of 90 days or less at the time of acquisition to be cash equivalents. The Company had no cash equivalents at June 30, 2015 and December 31, 2014.

Prepaid Expenses and Other Current Assets - Prepaid expenses and other assets consist principally of VAT receivables and prepaid expenses.

Long-Lived Assets - The Company reviews all long-lived assets for impairment whenever events or circumstances indicate the carrying amount of such assets may not be recoverable. Recoverability of assets to be held or used is measured by comparison of the carrying value of the asset to the future undiscounted net cash flows expected to be generated by the asset. If such asset is considered to be impaired, the impairment recognized is measured by the amount by which the carrying value of the asset exceeds the discounted future cash flows expected to be generated by the asset.

7

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COmbined and consolidated Financial Statements - unaudited

June 30, 2015

(in U.S. Dollars)

NOTE 3 - Summary of Significant Accounting Policies (cont.)

Patent Acquisition Costs – Patent acquisition costs and related capitalized legal fees are amortized on a straight-line basis over the shorter of the legal or economic life. The estimated useful life is twenty two years.

The Company expenses costs associated with maintaining and defending patents subsequent to their issuance in the period incurred.

Accrued Expenses - As part of the process of preparing the consolidated financial statements, it requires the estimate of accrued expenses. This process involves identifying services that third parties have performed on the Company’s behalf and estimating the level of service performed and the associated cost incurred on these services as of each balance sheet date in our consolidated financial statements. Examples of estimated accrued expenses include contract service fees in conjunction with pre-clinical and clinical trials and professional service fees In connection with these service fees, our estimates are most affected by our understanding of the status and timing of services provided relative to the actual services incurred by the service providers. In the event that we do not identify certain costs that have been incurred or we under or over-estimate the level of services or costs of such services, our reported expenses for a reporting period could be understated or overstated. The date on which certain services commence, the level of services performed on or before a given date, and the cost of services are often subject to our judgment. We make these judgments based upon the facts and circumstances known to us in accordance with accounting principles generally accepted in the U.S.

Research and Development Expenses - Costs associated with research and development are expensed as incurred. Research and development expenses include, among other costs, costs incurred by outside laboratories and other accredited facilities in connection with clinical trials and preclinical studies. Research and development expense for the six months ended June 30, 2015 and 2014 amounted to $2,556,130 and $377,390, respectively.

Concentration of Credit Risk - Financial instruments that subject the Company to credit risk consist of cash and cash equivalents. The Company maintains cash and cash equivalents with well-capitalized financial institutions. At times, those amounts may exceed insured limits. The Company has no significant concentrations of credit risk.

Income Taxes - The Company accounts for income taxes in accordance with the accounting rules that requires an asset and liability approach to accounting for income taxes based upon the future expected values of the related assets and liabilities. Deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and for tax loss and credit carry forwards, and are measured using the expected tax rates estimated to be in effect when such basis differences reverse. Valuation allowances are established, if necessary, to reduce the deferred tax asset to the amount that will, more likely than not, be realized.

Uncertain tax positions - The Company follows the provisions of "Accounting for Uncertainty in Income Taxes", which prescribes recognition thresholds that must be met before a tax position is recognized in the financial statements and provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Under "Accounting for Uncertainty in Income Taxes", an entity may only recognize or continue to recognize tax positions that meet a "more-likely-than-not" threshold.

8

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COmbined and consolidated Financial Statements - unaudited

June 30, 2015

(in U.S. Dollars)

NOTE 3 - Summary of Significant Accounting Policies (cont.)

Earnings Per Share - Basic earnings (loss) per common share is computed by dividing net income (loss) available to common shareholders by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings (loss) per common share is computed by dividing net income (loss) available to common shareholders by the sum of (1) the weighted-average number of shares of common stock outstanding during the period, (2) the dilutive effect of the assumed exercise of stock options using the treasury stock method, and (3) the dilutive effect of other potentially dilutive securities.

Comprehensive Income (Loss) - Comprehensive income (loss) is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. The Company’s other comprehensive income (loss) is comprised of foreign currency translation adjustments.

The following table provides details with respect to changes in accumulated other comprehensive income (AOCI), which is comprised of foreign currency translation adjustments, as presented in the combined balance sheets for the six months ended June 30, 2015:

Balance January 1, 2015	$46,081

Net current period other comprehensive income	45,074

Balance June 30, 2015	$91,155

New Accounting Pronouncements – Adopted - In July 2013, the FASB issued ASU 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11"). The amendments in ASU 2013-11 provide guidance on the financial statement presentation of unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. For nonpublic companies ASU 2013-11 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. These amendments are in effect for the Company beginning in the first quarter of 2015, and do not have a material impact on the Company’s consolidated financial statements and disclosures.

Not Adopted - In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern. The amendments require management to perform interim and annual assessments of an entity’s ability to continue as a going concern and provides guidance on determining when and how to disclose going concern uncertainties in the financial statements. The standard applies to all entities and is effective for annual and interim reporting periods ending after December 15, 2016, with early adoption permitted. The Company is currently evaluating the impact on its financial statements and disclosures.

9

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COmbined and consolidated Financial Statements - unaudited

June 30, 2015

(in U.S. Dollars)

NOTE 4 – Patent Acquisition Costs (cont.)

Patent acquisition costs, net, at June 30, 2015 and December 31, 2014 consisted of the following:

	June 30, 2015	December 31, 2014

Patent acquisition and related costs	$101,325	$95,192
Less: Accumulated amortization	(40,571)	(35,775)
	$60,754	$59,417

Amortization of patent acquisition costs for the six months ended June 30, 2015 and June 30, 2014 was $1,631 and $1,891, respectively.

Approximate amortization expense of patent acquisition costs for the next five years is as follows:

2015	$1,700
2016	3,400
2017	3,400
2018	3,400
2019	3,400
Thereafter	45,454

NOTE 5 – Loans Payable - Shareholders

Loans payable – shareholders at June 30, 2015 and December 31, 2014 consisted of the following:

	June 30, 2015	December 31, 2014

Unsecured demand loan (CHF 100,500) bearing interest at 3.5% per annum	$-	$101,252
Unsecured demand loan (EUR 224,250) bearing interest at 4.5% per annum	-	275,241
Unsecured demand loan (GBP 100,000) bearing interest at 4.5% per annum	-	157,112
	$-	$533,605

Interest expense included in the statement of comprehensive loss related to these loans for the six months ended June 30, 2015 and 2014 amounted to approximately $7,000 and $4,700 respectively. The shareholder loans were repaid in April 2015.

10

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COmbined and consolidated Financial Statements - unaudited

June 30, 2015

(in U.S. Dollars)

NOTE 6 – Shareholders’ Equity

Share Split – On November 20, 2014, the Company effectuated a 10 for 1 share split that resulted in the increase in outstanding share capital from 101,750 to 1,001,750 and reduced the par value from CHF 10 to CHF 1. All periods presented have been recast to reflect the split.

Share Issuances –On March 28, 2014, the Company issued 1,750 shares in exchange for $237,090.

On December 24, 2014, the Company issued 900,000 shares in exchange for $3,453,633.

NOTE 7 – Related Party Transactions

Accounting Services - An entity related to a shareholder provided accounting and bookkeeping services of approximately $71,000 and $25,000, respectively, to the Company during the six months ended June 30, 2015 and June 30, 2014.

NOTE 8 - Commitments and Contingencies

Lease commitment – In March 2014, the Company entered into a lease agreement for office and research facility in London. The lease term commenced on December 1, 2014 and expires in March 2019. The lease can be cancelled early by either party upon 3 months’ notice.

Future minimum lease payments under the Company’s operating leases are as follows as of June 30, 2015:

2015	$10,250
2016	20,500
2017	20,500
2018	20,500
2019	5,100
$76,850

For the six months ended June 30, 2015 and June 30, 2014, the Company incurred rental expense in the amount of approximately $12,000 and $0.

11

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COmbined and consolidated Financial Statements - unaudited

June 30, 2015

(in U.S. Dollars)

NOTE 9 – Earnings Per Share

Basic earnings (loss) per common share is computed by dividing net income (loss) available to common shareholders by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings (loss) per common share is computed by dividing net income (loss) available to common shareholders by the sum of (1) the weighted-average number of shares of common stock outstanding during the period, (2) the dilutive effect of the assumed exercise of stock options using the treasury stock method, and (3) the dilutive effect of other potentially dilutive securities.

	June 30,
Earnings per share	2015	2014
Company posted	Net loss	Net loss
Basic weighted average shares outstanding	722,345,600	72,763,720
Dilutive effect of common stock equivalents	None	None
Dilutive weighted average shares outstanding	722,345,600	72,763,720

NOTE 10 – Subsequent Events

At a shareholder meeting held on June 22, 2015, the Company approved the request to raise short-term working capital by increasing loans from shareholders. The loans would carry with it, options in RPC Pharma Ltd, equivalent to 15% of the current outstanding equity issued by RPC Pharma Ltd. on a pro-forma basis with the loans. Cash receipts subsequent to the period end from these shareholder loans amounted to approximately $3.1 million, subject to interest of 3%.

On July 3, 2015, the shareholders of Volution arranged for the existing shares in the Company to be cancelled and a new share certificate to be prepared for all 1,001,750 shares of CHF 1.00 in the name of RPC Pharma Limited.

On September 18, 2015 the acquisition by Celsus Therapeutics and Volution Immuno Pharmaceuticals SA was approved. The combined company has changed its name to Akari Therapeutics, Plc and will trade on the NASDAQ Capital Market under the symbol "AKTX" beginning on September 21, 2015. In connection with the acquisition, Celsus issued an aggregate of 722,345,600 ordinary shares to RPC Pharma Limited, the sole shareholder of the Company, representing 92.85% of Celsus’s outstanding Ordinary Shares immediately following the closing of the acquisition (or 91.68% of Celsus ordinary shares on a fully diluted basis). In addition, Akari closed a private placement financing with a select group of investors and received gross proceeds in the amount of approximately $75 million from the sale of 3,958,811 restricted American Depository Shares (“ADS”), representing an aggregate of 395,881,100 ordinary shares, at a price of $18.945 per restricted ADS, which represents approximately 33.3% of the outstanding Ordinary Shares of the Company after giving effect to the acquisition and the financing.

12

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COmbined and consolidated Financial Statements - unaudited

June 30, 2015

(in U.S. Dollars)

NOTE 11 – Other Item

On September 18, 2015, the Company was acquired in a reverse acquisition by Celsus Therapeutics Plc, (“Celsus”) a public registrant. As a result of this acquisition, Volution Immuno Pharmaceutical SA became an SEC registrant, subject to public company disclosure requirements. In conjunction with the acquisition, Celsus issued an aggregate of 722,345,600 ordinary shares, which represented 92.85% of the outstanding ordinary shares. This yielded a share exchange ratio of approximately 721:1. The Company's earnings per share has been retrospectively adjusted in the statement of comprehensive loss to reflect this recapitalization.

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